Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Quarterly Report of Welltek Incorporated (the “Company”) on Form 10-Q for the period ending September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Szporka, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Mark Szporka Mark Szporka
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
November 19, 2010